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                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
         LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT Y


                          SUPPLEMENT DATED JULY 1, 2003
             TO THE PROSPECTUSES DATED MAY 1, 2003 FOR THE PRODUCTS:

             AMERICAN LEGACY VUL(CV)-III, AMERICAN LEGACY VUL(DB)-II
                          AND AMERICAN LEGACY SVUL-III

The information in this supplement updates and amends certain information contained in the May 1, 2003 Prospectus. Keep this supplement with your Prospectus for reference.


The following replaces the second sentence of the footnote to Table III: Total Annual Fund Operating Expenses in the "Charges and Fees" section:

     These waivers and reductions generally extend through April 30, 2004 but may be terminated at any time by the fund.